SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.   )

Filed by the Registrant [x]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                           PUBLIX SUPER MARKETS, INC.
                          ----------------------------
               (Name of Registrant as Specifie In Its Charter)

- -----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on thable below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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       to Exchange Act Rule 0-11 (set forth the amount on which the filing fee
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PUBLIX SUPER MARKETS, INC.
1996 NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT



Tuesday, May 14, 1996
Main Office & Warehouse
1936 George Jenkins Boulevard
Lakeland, Florida 33801


To Our Stockholders:

Notice is hereby given, pursuant to the By-Laws of the Corporation, that the Annual Meeting of Stockholders of Publix
Super Markets, Inc., a Florida Corporation, will be held at the principal office of the Corporation, 1936 George Jenkins
Boulevard, Lakeland, Florida, on Tuesday, May 14, 1996, at 9:30 a.m. for the following purposes:

    1. To fix the number of and elect a Board of Directors;
    2. To transact such other business as may properly come before the meeting or any adjournments thereof.

Accompanying the Notice of Annual Meeting of Stockholders is a Proxy Statement and a proxy card. Whether or not you plan to attend this meeting, please mark, sign, date and return the proxy card in the enclosed return envelope.

By order of the Board of Directors:

/s/ S. Keith Billups
- -------------------
S. Keith Billups
Secretary

Dated: March 15, 1996

GENERAL INFORMATION

This proxy statement is being mailed on or about April 11, 1996, to the stockholders of Publix Super Markets, Inc. (the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of Stockholders to be held on May 14, 1996, or any adjournments thereof. The cost of the enclosed proxy is borne by the Corporation.

VOTING SECURITIES OUTSTANDING

As of March 15 1996, there were 224,576,226 shares of common stock of the Corporation outstanding. Each share is entitled to one vote.

Only holders of common stock of record at the close of business on March 15, 1996, will be entitled to vote at the Annual Meeting of Stockholders.

VOTING PROCEDURES

A stockholder giving the enclosed proxy has the power to revoke it at any time before it is exercised by filing a written notice of such revocation or a duly executed proxy bearing a later date with the Secretary of the Corporation, at the principal office of the Corporation, 1936 George Jenkins Boulevard, Lakeland, Florida. The execution of the enclosed proxy will not affect a stockholder's right to vote in person at the meeting should the stockholder later find it convenient to attend the meeting and desire to vote in person.

The proxy cards will be tabulated by employees of the Corporation. A stockholder attending in person or by proxy will be counted as part of the quorum for the meeting, even if that person abstains or otherwise does not vote on any matter. The required vote for the election of proposed directors will be determined based upon an affirmative vote of a plurality of the shares voting. Any other matter submitted to a vote of the stockholders must be approved by the affirmative vote of the majority of shares voted at the meeting in person or by proxy. An abstention or a failure to vote is not counted in determining whether a plurality of votes exists, but an abstention or a failure to vote is equivalent to a "no" vote when a majority vote of all outstanding shares is required.

FIXING NUMBER AND ELECTION OF DIRECTORS

The Corporation's By-Laws specify that the Board of Directors will have fifteen members, with such number subject to being increased or decreased by the stockholders. Management of the Corporation recommends that the number of directors be fixed at nine members; and that the nine nominees herein proposed to be directors be elected to fill the nine board seats. The proxies will be voted FOR the fixing of the number of directors at nine and FOR the election of the nine director nominees unless the stockholder specifies otherwise. The term of office of each director will be until the next annual meeting or until their successors shall be elected and qualified.

If one or more of the nominees become unable or unwilling to serve at the time of the meeting, the shares represented by proxy will be voted for the remaining nominees and for any substitute nominee(s) designated by the Board of Directors or, if none, the size of the Board will be reduced accordingly. The Board of Directors does not anticipate that any nominee will be unavailable or unable to serve.

INFORMATION CONCERNING PROPOSED
DIRECTORS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information about the shares of the Corporation's common stock beneficially owned as of March 15, 1996, by the Corporation's proposed directors. Additionally listed are all directors and executive officers as a group and others known by the Corporation to own beneficially 5% or more of the Corporation's common stock.

Name, Principal Occupation
Presently and During Last
Five Years and Period of         Nature of Family Relationship       Number of Shares of Common
Service as Director of           with Executive Officers             Stock Beneficially Owned     Percent
the Corporation (Age)            and Directors                       as of March 15, 1996 (1)     of Class
- ----------------------------------------------------------------------------------------------------------

Carol Jenkins Barnett            Sister of Howard M. Jenkins,             13,071,244 (2)            5.82
  Director since 1983 (39)       cousin of Charles H. Jenkins, Jr.,
                                 aunt of W. Edwin Crenshaw and
                                 wife of Hoyt R. Barnett

Hoyt R. Barnett                  Husband of Carol Jenkins Barnett         24,694,809 (3)           11.00
  Executive Vice President       and brother-in-law of Howard M. Jenkins
  of the Corporation and
  Trustee of the Profit
  Sharing Plan since 1992,
  previously Executive Vice
  President, Director since
  1985 (52)

W. Edwin Crenshaw                Nephew of Carol Jenkins Barnett,            643,571                 *
  President of the               nephew of Howard M. Jenkins and
  Corporation since 1996,        cousin of Charles H. Jenkins, Jr.
  previously Executive Vice
  President (1994) and Vice
  President, Director since
  1990 (45)

Mark C. Hollis                                                             1,528,288 (4)              *
  Vice Chairman of the Board
  of the Corporation since
  1996, previously President
  and Chief Operating Officer,
  Director since 1974. He is
  a Director of Bell South
  Telecommunications, a Bell
  South Company (61)






* Shares represent less than 1% of class.

Note references are explained on page 4.

Name, Principal Occupation
Presently and During Last
Five Years and Period of          Nature of Family Relationship       Number of Shares of Common
Service as Director of            with Executive Officers             Stock Beneficially Owned       Percent
the Corporation (Age)             and Directors                       as of March 15, 1996 (1)       of Class
- -------------------------------------------------------------------------------------------------------------


Charles H. Jenkins, Jr.           Cousin of Carol Jenkins Barnett,         1,898,822                     *
  Chairman of the Executive       cousin of W. Edwin Crenshaw and
  Committee of the Corporation,   cousin of Howard M. Jenkins
  Director since 1974 (52)

Howard M. Jenkins                 Brother of Carol Jenkins Barnett,       13,727,461 (5)                6.11
  Chairman of the Board and       cousin of Charles H. Jenkins, Jr.,
  Chief Executive Officer of      uncle of W. Edwin Crenshaw and
  the Corporation, Director       brother-in-law of Hoyt R. Barnett
  since 1977 (45)

Tina P. Johnson
  Vice President and Treasurer                                             1,003,436 (6)                 *
  of the Corporation and
  Trustee of the 401(k) Plan -
  Publix Stock Fund since 1996,
  previously Treasurer and
  Trustee of the 401(k) Plan -
  Publix Stock Fund (1995),
  Treasurer (1992) and Assistant
  Secretary, Director since
  1993 (36)

E.V. McClurg
  Attorney-at-law, law office of                                           1,991,132                     *
  Hahn, McClurg, Watson, Griffith
  & Bush since 1995, previously
  law office of E.V. McClurg,
  previously Chairman of Peoples
  Bank of Lakeland (1991),
  Director since 1988 (54)

William H. Vass
  Executive Vice President of the                                         31,374,559 (7)                 13.97
  Corporation and Trustee of the
  Employee Stock Ownership Plan
  since 1992, previously Vice
  President and Treasurer,
  Director since 1988 (46)


* Shares represent less than 1% of class.

Note references are explained on page 4.

(1)As used in the table on the preceding pages, "beneficial ownership" means the sole or shared voting or investment power with respect to the Corporation's common stock. Holdings of officers include shares allocated to their individual accounts in the Corporation's Employee Stock Ownership Plan, over which each officer exercises sole voting power and shared investment power. In accordance with the beneficial ownership regulations, the same shares of common stock may be included as beneficially owned by more than one individual or entity.

(2)Includes 1,290,323 shares which are also shown as beneficially owned by Carol Jenkins Barnett's husband, Hoyt
   R. Barnett, but excludes all other shares beneficially owned by Hoyt R. Barnett, as to which Carol Jenkins Barnett disclaims beneficial ownership.

(3)Hoyt R. Barnett is Trustee of the Profit Sharing Plan which is the record owner of 23,278,750 shares of common stock over which he exercises sole voting and investment power. Total shares beneficially owned include 1,290,323 shares also shown as beneficially owned by his wife, Carol Jenkins Barnett, but exclude all other shares of common stock beneficially owned by Carol Jenkins Barnett, as to which Hoyt R. Barnett disclaims beneficial ownership.

(4)All shares are owned in a family trust over which Mark C. Hollis is Co-Trustee with his wife. As Co-Trustee, Mark C. Hollis has shared voting and investment power for these shares. The two family trusts for which Mark C. Hollis was Co-Trustee with Peoples Bank of Lakeland were terminated on August 29, 1995 and the shares were distributed to the beneficiaries of the trusts. Therefore, certain shares which were the subject of the trusts are no longer reflected as beneficially owned by Mark C. Hollis.

(5)Howard M. Jenkins has sole voting and sole investment power over 6,090,591 shares of common stock which are held directly, sole voting and sole investment power over 162,103 shares which are held indirectly and shared voting and shared investment power over 7,457,073 shares which are held indirectly. The Voting Trust Agreement for which Howard M. Jenkins was Voting Trustee was terminated on June 9, 1995. Therefore certain shares which were the subject of the Voting Trust are no longer reflected as beneficially owned by Howard
   M. Jenkins.

(6)Tina P. Johnson is Trustee of the 401(k) Plan - Publix Stock
   Fund which is the record owner of 959,225 shares of common stock over which she has sole voting and shared investment power.

(7)William H. Vass is Trustee of the Employee Stock Ownership Plan (ESOT) which is the record owner of 31,341,749 shares of common stock over which he has shared investment power. As Trustee, William H. Vass exercises sole voting power over 614,024 shares in the ESOT because such shares have not been allocated to participants' accounts. For ESOT shares allocated to participants' accounts, William H. Vass will vote shares as instructed by participants. Additionally, William H. Vass will vote ESOT shares for which no instruction is received.

OTHER BENEFICIAL OWNERS' INFORMATION

Twenty-eight directors and executive officers as a group beneficially owned 89,405,693 shares or 39.81% of the common stock of the Corporation as of March 15, 1996. Included in this amount are 55,579,724 shares or 24.75% in the Profit Sharing Plan, Employee Stock Ownership Plan and 401(k) Plan - Publix Stock Fund.

Nancy E. Jenkins, sister of Howard M. Jenkins, is the record and beneficial owner of 14,703,305 shares or 6.55% of the common stock of the Corporation.

Beneficial owners of 5% or more of common stock who are known by the Corporation include those noted in the preceding table with respect to directors, the Profit Sharing Plan and the Employee Stock Ownership Plan or otherwise noted above. The Corporation is aware of no other beneficial owners of 5% or more of the common stock of the Corporation. The address for all beneficial owners is 1936 George Jenkins Boulevard, Lakeland, Florida, 33801.

Under Section 16 of the Securities Exchange Act of 1934, certain officers, directors and stockholders of the Corporation are required to file reports of stock ownership and changes therein with the Securities and Exchange Commission. The Corporation believes that its officers, directors and stockholders complied with the Section 16 filing requirements.

COMPENSATION OF DIRECTORS

The directors of the Corporation are not compensated for services as directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Compensation Committee members, who were all officers of the Corporation during 1995, include: Hoyt R. Barnett, W. Edwin Crenshaw, Mark C. Hollis, Charles H. Jenkins, Jr., Howard M. Jenkins and William H. Vass. Effective with his retirement as President and Chief Operating Officer, Mark C. Hollis resigned from the Compensation Committee. There were no interlocks of executive officers or directors of the Corporation serving on the compensation or equivalent committee of another entity which has any executive officer or director serving on the Compensation Committee, other committee or Board of Directors of the Corporation.

During 1995, the Corporation purchased approximately $1,660,000 of food products from Alma Food Imports, Inc., a company owned by Julia Jenkins Fancelli, sister of Howard M. Jenkins.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

During 1995, the Board of Directors appointed a Compensation Committee. This committee is responsible for reviewing the salary and benefit structure of the Corporation with respect to its executive officers. The compensation for the named executive officers, including the CEO, include a base salary and an incentive bonus.

The factors considered in determining the base salary include:
(1) the overall level of responsibility and the relationship to compensation levels of the Corporation's management (2) the compensation levels of supermarket chains in the Corporation's Peer Group Index, taking into account the size and financial performance of the Corporation (3) anticipated competitive operating conditions and (4) overall economic conditions.
During 1995, the CEO of the Corporation, Howard M. Jenkins, and two other named executive officers received no base salary increases. While the first two factors above suggested increases in salary for these named executive officers, the Company decided to maintain these salaries at the same level due to concerns about anticipated competitive conditions in the market. The base salaries of William H. Vass and W. Edwin Crenshaw were adjusted to reflect increased responsibilities.

Bonuses are paid generally in the year following the year earned. During 1992, the Corporation implemented an incentive bonus plan. The incentive bonus covers approximately 350 management employees. Under the plan, a bonus pool is established as a fraction of earnings before income taxes for the twelve months ended with the third quarter for each fiscal year. Then, this pool is adjusted upward or downward to reflect actual sales results for the same twelve month period in comparison to a sales goal. The fraction of earnings before income taxes that is used was determined in 1992. The fraction equaled the percentage of 1991 earnings before income taxes represented by 1991 discretionary bonuses paid in total, without any formula, to those who began to participate in the incentive bonus in 1992. The same fraction of earnings has been maintained as essentially constant since 1992 because of the desire to have the bonus pool in total change only as the performance of the Corporation changes. The bonus pool is allocated among the participating management employees, including the named executive officers, based on compensation paid for the twelve months ended with the third quarter of the fiscal year. The bonuses are earned for employment during the calendar year and an employee must be employed at the end of the calendar year to participate in the bonus. However, the bonuses are allocated on compensation for the period described above so the bonuses can be determined by year end. The 1995 bonus increases for the named executive officers principally result from the increased profitability of the Corporation during the measurement period described above.

The compensation earned by the executives named in the following table ranks at or near the bottom of compensation earned by comparable positions among the peer group supermarket chains included in the performance graph on page 9.

This report is submitted by the following members of the Compensation Committee during 1995:

Hoyt R. Barnett, W. Edwin Crenshaw, Mark C. Hollis, Charles H.
Jenkins, Jr., Howard M. Jenkins and William H. Vass.

EXECUTIVE COMPENSATION

The following table summarizes the compensation earned by the Corporation's Chief Executive Officer (CEO) and the Corporation's four most highly compensated executive officers other than the CEO who were serving as executive officers at the end of 1995 and for services rendered in all capacities to the Corporation during the years ended 1995, 1994 and 1993:

SUMMARY COMPENSATION TABLE

                                                                           Long Term Compensation
                                                                       -----------------------------
                                       Annual Compensation                    Awards         Payouts
                               --------------------------------------  --------------------  -------
                                                              Other
                                                              Annual   Restricted                     All Other
                                                              Compen-  Stock       Options/  LTIP     Compen-
Name and Principal Position    Year    Salary     Bonus (1)   sation   Award       SARs (#)  Payouts  sation(2)
- ---------------------------------------------------------------------------------------------------------------
Howard M. Jenkins (21)         1995    $300,000  $128,606        -       -          -          -      $15,251
  Chairman of the Board,       1994     300,000   112,934        -       -          -          -       26,726
  Chief Executive Officer and  1993     290,000    92,935        -       -          -          -       17,974
  Director

Mark C. Hollis (49)            1995    $300,000  $128,478        -       -          -          -      $15,251
  President, Chief             1994     300,000   112,521        -       -          -          -       26,726
  Operating Officer and        1993     290,000    91,536        -       -          -          -       17,974
  Director

Charles H. Jenkins, Jr. (26)   1995    $228,000  $ 97,098        -       -          -          -      $15,251
  Chairman of the              1994     228,000    83,767        -       -          -          -       26,726
  Executive Committee and      1993     213,000    71,037        -       -          -          -       17,974
  Director

W. Edwin Crenshaw (21)         1995    $209,000  $ 85,847        -       -          -          -      $15,251
  Executive Vice President     1994     192,000    71,704        -       -          -          -       26,726
  and Director                 1993     183,900    59,030        -       -          -          -       17,974

William H. Vass (16)           1995    $256,000  $106,279        -       -          -          -      $13,979
  Executive Vice President     1994     236,000    91,245        -       -          -          -       24,322
  and Director                 1993     223,000    76,391        -       -          -          -       15,750



( )Years of Service

(1)Amounts in this column include bonuses earned in the applicable year but paid in a subsequent year.

(2)Amounts in this column include the Corporation's contribution to the Profit Sharing Plan and the Employee Stock Ownership Plan for 1993 and 1994. The 1995 amounts include the Corporation's contribution to the Profit Sharing Plan, the Employee Stock Ownership Plan and the 401(k) Plan. The 1994 amounts include contributions to the Plans for the year ending September 30, 1994, and the three month period ended December 31, 1994. To accommodate the implementation of a 401(k) plan in 1995, the year end for the retirement plans was changed from September 30 to December 31.

OTHER COMPENSATION

The Corporation has no defined benefit pension plans. Its two non-contributory defined contribution plans, a profit sharing plan and an employee stock ownership plan, are available to all employees who have completed one year of employment during which they worked 1,000 hours or more. The Corporation's contribution to the Profit Sharing Plan is based on 10% of earnings before income taxes and the profit sharing contribution. An additional
5% of the same earnings is contributed to the Employee Stock Ownership Plan. The Corporation contributes additional shares to the Employee Stock Ownership Plan as determined by the Board of Directors. The Corporation's contributions to these two plans are allocated to all participants on the basis of compensation and the plans do not discriminate, in scope, terms, or operation, in favor of officers or directors of the Corporation. Amounts earned for 1995, 1994 and 1993 under the plans by the CEO and the four most highly compensated executive officers are listed in the Summary Compensation Table.

Effective January 1, 1995, the Corporation adopted a 401(k) plan for the benefit of eligible employees. The 401(k) plan is a voluntary defined contribution plan. Employees who have completed one year of employment during which they worked 1,000 hours may contribute up to 6% of their annual compensation, subject to certain maximum contribution restrictions. The Corporation may make a discretionary annual matching contribution to eligible participants of this plan as determined by the Board of Directors. During 1995, the Board of Directors approved a match of 50% of eligible contributions up to 3% of eligible wages not to exceed a maximum of $750 per employee. The match, which is made in the subsequent year, is in the form of common stock of the Corporation.

The Corporation's group health insurance plan is available to full-time employees and qualified part-time employees and the group life insurance plan and long-term disability plan are available to full-time employees. These plans do not discriminate in favor of officers or directors of the Corporation.

All compensation paid to executive officers during 1995, other than cash and compensation pursuant to the plans described above, does not exceed the minimum amounts required to be reported pursuant to the Securities and Exchange Commission rules.

INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

The Corporation paid $890,000 in rental payments to George W. Jenkins, Founder of the Corporation, for leased equipment and fixtures for nine stores and paid $120,000 in rental payments to Charles H. Jenkins, Sr., a Director of the Corporation, for leased equipment and fixtures for one store. All leases will expire by October 1996.

During 1995, the Corporation purchased approximately $1,660,000 of food products from Alma Food Imports, Inc., a company owned by Julia Jenkins Fancelli, sister of Howard M. Jenkins. The Corporation also purchased approximately $6,627,000 of food products from suppliers represented by a brokerage company partially owned by Byron Brown, son of Bennie F. Brown, Vice President of the Corporation.

During 1995, the Corporation paid approximately $752,000 to the law office of Hahn, McClurg, Watson, Griffith & Bush for legal services. E.V. McClurg is a Director and continues to provide legal services to the Corporation.

In the opinion of management, the terms of these transactions are no less favorable than terms that could have been obtained from unaffiliated parties.

PERFORMANCE GRAPH

The following performance graph sets forth the Corporation's cumulative total stockholder return during the five years ended December 30, 1995, with the cumulative total return on the S&P 500 Index and a custom Peer Group Index including companies in the same line of business (supermarket retail companies)(1). The Peer Group Index is weighted based on the various companies' market capitalization. The comparison assumes $100 was invested at the end of 1990 in the Corporation's common stock and in each of the related indices and assumes reinvestment of dividends.


COMPARISON OF FIVE-YEAR CUMULATIVE RETURN

                       1990        1991        1992        1993        1994        1995
PUBLIX                100.00      104.03      129.61      124.84      157.13      187.13
S&P 500               100.00      130.47      140.41      154.56      156.60      215.45
PEER GROUP            100.00      125.92      124.31      119.17      128.26      165.13

(1)Companies included in the peer group are: A&P, Albertsons, American Stores, Brunos, Food Lion, Giant Foods, Hannaford
   Bros., Kroger, Safeway, Smith's Food & Drug, Vons, Weis
   Markets and Winn-Dixie.

COMMITTEES

The Board of Directors has not appointed a nominating committee.

During 1995, the Board of Directors appointed a Compensation Committee. The Board's Compensation Committee sets and reviews the salary and benefits structure of the Corporation with respect to its executive officers. During 1995, the Compensation Committee consisted of Hoyt R. Barnett, Chairman, W. Edwin Crenshaw, Mark C. Hollis, Charles H. Jenkins, Jr., Howard M. Jenkins and William H. Vass. Effective with his retirement as President and Chief Operating Officer, Mark C. Hollis resigned from the Compensation Committee. During 1995, the Committee held two meetings.

The Board's Audit Committee recommends the independent auditors to be engaged by the Corporation and reviews with the independent auditors and the internal auditors the scope and results of their audit work, including their appraisal of the Corporation's internal accounting controls. Presently, the Audit Committee consists of Carol J. Barnett, Charles H. Jenkins, Sr. and E.V. McClurg, Chairman. During 1995, the Committee held two meetings.

BOARD OF DIRECTORS MEETINGS

The Board of Directors held four meetings during 1995. All directors attended at least 75% of the Corporation's Board of Directors and committee meetings held in 1995.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The firm of KPMG Peat Marwick LLP was the Corporation's auditors during 1995. The Audit Committee will make its recommendation as to the Corporation's auditors for 1996 later this year.

Representatives of KPMG Peat Marwick LLP will be present at the meeting with an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be presented at the 1997
Annual Meeting of Stockholders must be received at the Corporation's executive offices prior to December 12, 1996, for consideration for inclusion in the proxy statement and proxy card relating to that meeting.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

At the date of this proxy statement the Board of Directors knows of no matter other than the matters described herein that will be presented for consideration at the meeting. However, if any other business shall properly come before the meeting, all proxies signed and returned by stockholders will be voted in accordance with the best judgment of the persons voting the proxies.

By order of the Board of Directors:

/s/ S. Keith Billups
- --------------------
S. Keith Billups
Secretary



Dated: March 15, 1996


The Corporation will provide, without charge, a copy of its annual report to the Securities and Exchange Commission, Form 10-K, for the fiscal year ended December 30, 1995, upon the written request of any stockholder of record or beneficial owner at the close of business on March 15, 1995. Requests for such reports should be directed to S. Keith Billups, P.O. Box 407, Lakeland, Florida 33802.



                   PUBLIX SUPER MARKETS, INC.
        PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
     ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 14, 1996


The Undersigned hereby appoints Howard M. Jenkins, Charles H. Jenkins, Jr. and W. Edwin Crenshaw or any of them, as proxy or proxies with power of substitution, to vote all shares of Common Stock of Publix Super Markets, Inc., which the undersigned is entitled to vote at the 1996 Annual Meeting of Stockholders, and at any adjournments thereof, on the following matters:

1.    Fixing Number of and Election of
      Directors - Carol Jenkins Barnett, Hoyt R. Barnett,
      W. Edwin Crenshaw, Mark C. Hollis, Charles H. Jenkins,
      Jr., Howard M. Jenkins, Tina P. Johnson, E. V. McClurg and
      William H. Vass.

 [ ]  FOR fixing number of directors at nine and FOR all
      nominees listed above (except as to those    nominees
      whose names have been crossed out).

 [ ]  AUTHORITY WITHHELD

2.    Other Matters - Unless a line is
      stricken through this sentence, the proxies named above may, in their discretion, vote the shares represented by this proxy card upon such other matters as may properly come before the Annual
      Meeting.

The shares represented by this proxy card will be voted only if this proxy card is properly executed and timely returned. In that event, such shares will be voted as specified. If no specification is made, the shares will be voted in favor of items
1 and 2.

The undersigned acknowledges receipt of (1) the Corporation's 1995 Annual Report to Stockholders and (2) the Corporation's Notice of Annual Meeting and Proxy Statement dated March 15, 1996 relating to the Annual Meeting. The undersigned revokes any proxy previously given for the shares represented by this proxy.

____________________    __________________________________________________
Date                    Signature
[ ] If you received an annual report for this account and request not to, please mark an (x) in this box.
    Stockholders with multiple accounts,
    please leave one proxy card unmarked.

[ ] I will attend the meeting.

Note: Your signature should appear as your name appears hereon. For shares held in joint names, each joint owner should sign. If signing as attorney, executor, administrator, trustee, guardian or other representative capacity, please give full title as such.

Please mark, sign, date and promptly return this proxy card using the enclosed envelope.


To Participants of Publix Super Markets, Inc.
Employee Stock Ownership Plan  (ESOT)


Please See Last Page of Proxy For Voting Instructions

Important
Dated Material

Dear ESOT Participant:

Our records indicate that you have Employee Stock Ownership Plan
(ESOT) shares which have voting rights at the Publix Super
Markets, Inc. Annual Meeting of Stockholders to be held on May
14, 1996.

The Trustee of the ESOT, William H. Vass, is required to exercise the voting rights on the shares allocated to your ESOT account in accordance with your instructions. If you indicate "authority withheld" on the last page of the proxy, William H. Vass, Trustee, will not exercise any voting rights for your ESOT shares. If you do not provide instructions, William H. Vass, Trustee, will exercise voting rights for your ESOT shares.

To authorize William H. Vass, Trustee (or his designee), who will attend the Annual Meeting of Stockholders of Publix Super Markets, Inc. on May 14, 1996, to vote your ESOT shares, promptly sign and date the last page of the proxy. Remove the page along the perforated line and fold. If you received this proxy at your Publix location, please return this notice through the unmetered store mail system. The return address has been pre-printed on the last page of this notice. If this notice was received at an address other than a Publix location, please return the notice in the self-addressed envelope provided.

Thank you,

Plan Administrator
Publix Super Markets, Inc.

Dated: March 15, 1996

                   PUBLIX SUPER MARKETS, INC.
                 REQUEST FOR VOTING INSTRUCTIONS
                     IN CONNECTION WITH THE
                 ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON MAY 14, 1996



The undersigned, a participant or beneficiary in the Publix Super Markets, Inc. Employee Stock Ownership Plan (the "ESOT"), with respect to all shares of Common Stock of Publix Super Markets, Inc. (the "Corporation") allocated to the ESOT account of the undersigned, the voting rights of which are accorded to the undersigned under the ESOT (the "Account Shares"), does hereby request and instruct William H. Vass, Trustee, or the Trustee's designee, to attend the Annual Meeting of Stockholders of the Corporation to be held on May 14, 1996 and any adjournments thereof and to vote all the Account Shares which are entitled to vote at the Annual Meeting, in any manner and with the same effect as if the undersigned were the record owner of the Account Shares. The undersigned authorizes and instructs the Trustee or his designee to vote as follows:

     1.        Fixing Number and Election of Directors - Carol
     Jenkins Barnett, Hoyt R. Barnett, W. Edwin Crenshaw, Mark C.
     Hollis, Charles H. Jenkins, Jr., Howard M. Jenkins, Tina P.
     Johnson, E. V. McClurg and William H. Vass.

     [ ]       FOR fixing number of directors at nine and FOR
     all nominees listed above (except as to those nominees whose names have been crossed out).

     [ ]       AUTHORITY WITHHELD

     2. Other Matters - Unless a line is stricken through this sentence, the Trustee (or the Trustee's designee) is directed in such person's discretion to vote the Account Shares upon such other matters as may properly come before the Annual Meeting.

The Account Shares will be voted as directed above if this proxy card is properly executed and timely returned. If no specification is made, or this proxy card is not returned, the shares will be voted in favor of items 1 and 2.

The undersigned acknowledges receipt of (1) the Corporation's 1995 Annual Report to Stockholders and (2) the Corporation's Notice of Annual Meeting and Proxy Statement dated March 15, 1996 relating to the Annual Meeting. The undersigned revokes any proxy previously given for the Account Shares.



- --------------------------      ---------------------------------------------
Date                            Signature

Note: Your signature should appear as your name appears on the reverse side. If signing as attorney, executor, administrator, trustee, guardian or other representative capacity, please give full title as such.

[ ] I will attend the meeting.

(Promptly mark, sign and date then remove from proxy, fold and return either through the unmetered mail system or in the enclosed envelope.)

Return to:
Retirement Department
Publix Corporate Office
Lakeland